EXHIBIT 99.10

                              TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of June 23, 2005, by and among, NEXICON, INC. F/K/A CYCO.NET, INC., incorporated and existing under the laws of the State of Nevada (the "Company"), CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and CORPORATE STOCK TRANSFER ("CST").

                                    RECITALS:

      WHEREAS, the Company and the Investor entered into an securities purchase agreement dated as of May 5, 2004 (the "Securities Purchase Agreement"), an investor's registration rights agreement dated as of May 5, 2004 (the "Investor's Registration Rights Agreement"), an escrow agreement dated as of May 5, 2004 (the "Escrow Agreement"), a security agreement dated as of May 5, 2004 (the "Security Agreement"), a standby equity distribution agreement dated March 23, 2004 (the "Standby Equity Distribution Agreement"), a registration rights agreement dated as of March 23, 2004 (the "Registration Rights Agreement"), and an escrow agreement dated as of March 23, 2004 (the "SEDA Escrow Agreement"),;

      WHEREAS,  the  Company,  the  Investor  and CST entered  into  irrevocable
transfer  agent   instructions   dated  March  23,  2004  (the  "Transfer  Agent
Instructions");

      WHEREAS, the Company issued and sold to the Investor as provided in that certain Securities Purchase Agreement dated March 5, 2004 by and between the Company and the Secured Party (the "Original Securities Purchase Agreement"), and the Investor purchased, Five Hundred Thousand Dollars ($500,000) of five percent (5%) secured convertible debentures, for a total purchase price of Five Hundred Thousand Dollars ($500,000) (the "Original Debentures"); and

      WHEREAS, the Company and the Investor desire to refinance the Original Debentures with new five percent (5%) secured convertible debentures (the "Convertible Debentures") pursuant to the terms and conditions contained in that certain Secured Convertible Debenture of even date herewith (the "Secured Debenture").

      NOW, THEREFORE, for and in consideration of the foregoing premises, the promises, conditions and covenants contained herein and in the Transaction Documents (defined below), and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Transaction Documents. The Securities Purchase Agreement, the Investor's Registration Rights Agreement, the Escrow Agreement, the Security
Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, the SEDA Escrow Agreement, the Transfer Agent Instructions, and the Convertible Debentures shall be collectively referred to as the "Transaction Documents."

      2. Termination. Each of the parties to this Agreement hereby terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to any of the Transaction Documents.


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      3.  Refinancing of the Original  Debentures.  The Company and the Investor
hereby  agree  to  refinance  the  Original   Debentures  with  the  Convertible
Debentures pursuant to the terms and conditions contained in the Secured Debenture.


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      IN WITNESS WHEREOF, the parties have signed and delivered this Termination
Agreement on the date first set forth above.

                                                   NEXICON, INC.

                                                   By:__________________________
                                                   Name:  Richard Urrea
                                                   Title: President

                                                   CORNELL CAPITAL PARTNERS, LP

                                                   By:  Yorkville Advisors, LLC
                                                   Its: General Partner

                                                   By:__________________________
                                                   Name:  Mark A. Angelo
                                                   Title: Portfolio Manager

                                                   CORPORATE STOCK TRANSFER

                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________